BROKER-DEALER
                        MARKETING AND SERVICING AGREEMENT
                                       FOR
                             VARIABLE LIFE CONTRACTS

This Broker-Dealer Marketing and Servicing Agreement for Variable Life Contracts (the "Agreement") is dated this ______ day of ________________, 2004, by and between Princor Financial Services Corporation ("Princor"), and Principal Life Insurance Company (the "Insurer"), respectively the distributor and issuer for and of the Policies hereinafter described, and Broker-Dealer ("Broker-Dealer") (individually, a "Party" and collectively, the "Parties") The Parties enter into this Agreement for the purpose of appointing the Broker-Dealer to perform the services hereunder described, subject to the following provisions:

1. Except as otherwise provided below, Princor hereby appoints the Broker-Dealer to provide sales assistance with respect to, and to cause applications to be solicited for the purchase of variable life policies issued by the Insurer (the "Policies" or "Policy"). Broker-Dealer accepts such appointment and agrees to use its best efforts to provide sales assistance to registered representatives of the Broker-Dealer and to cause applications for the purchase of Policies to be solicited by such registered representatives. Broker-Dealer agrees to pay a commission to such registered representatives. Commissions will be paid to the registered representative's broker-dealer of record.

     Insurer represents that the Policies, including any related separate accounts, shall comply with the registration and other applicable requirements of the Securities Act of 1933 (the "1933 Act") and the Investment Company Act of 1940 (the "40 Act") and the rules and regulations thereunder, including the terms of any order of the Securities and Exchange Commission (the "SEC") with respect thereto. Insurer further represents that the Policy prospectuses included in the Insurer's registration statement, post-effective amendments, and any supplements thereto, as filed or to be filed with the SEC, as of their respective effective dates, contain or will contain all statements and information required to be stated therein by the 1933 Act and in all respects conform or will conform to the requirements thereof, and no prospectus, nor any supplement thereof, includes or will include any untrue statement of a material fact, or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that the foregoing representations shall not apply to information contained in or omitted from any prospectus or supplement in reliance upon and in conformity with written information furnished to the Insurer by the Broker-Dealer specifically for use in preparation thereof. The foregoing representations also shall not apply to information contained in or omitted from any prospectus or supplement of any underlying mutual fund.

2. The Broker-Dealer will promptly forward to the appropriate office of Princor, or its authorized designee, all Policy applications along with other documents, if any, and any payments received with such applications and will have no rights of set off for any reason. Any Policy application which is rejected, together with any payment made and other documents submitted, shall be returned to the Broker-Dealer.

3. Insurer, on behalf of Princor, shall pay compensation to Broker-Dealer as set out in Exhibits A through F, attached to this Agreement; provided, however, that Princor and Insurer reserve the right to revise the payments for services described in the Exhibits to this Agreement at any time upon the mailing of written notice to Broker-Dealer. Broker-Dealer agrees to return promptly to Insurer all compensation received for any Policy returned within the "free look" period as specified in the Policy.

4. In those states where Broker-Dealer cannot obtain an insurance license, Broker-Dealer represents and warrants that: it will effect the sale of the Policy through a validly licensed insurance representative ("Compensation Representative") who has entered into an agreement with Broker-Dealer for this purpose; it authorizes Insurer to pay any compensation owed to Broker-Dealer from sales of a Policy to such Compensation Representative; it remains fully responsible for recordkeeping and supervision of the solicitation and/or sale of the Policy; all compensation received by Compensation Representative in accordance with this section will be distributed by Compensation Representative only to duly licensed and registered representatives who have been appointed by the Insurer to solicit for applications for the Policies.

5. Broker-Dealer represents that it is a registered broker-dealer under the Securities Exchange Act of 1934, a member in good standing of the National Association of Securities Dealers, Inc. ("NASD"), and is registered as a broker-dealer under state law to the extent required in order to provide the services described in this Agreement. Broker-Dealer agrees to abide by all rules and regulations of the NASD Regulation, Inc. ("NASDR"), including its Conduct Rules, and to comply with all applicable state and federal laws and the rules and regulations of authorized regulatory agencies affecting the sale of the Policies, including the prospectus delivery requirements under the 1933 Act for the Policies and any underlying mutual fund. The Broker-Dealer is responsible for prospectus delivery requirements only on initial sale. The Insurer and underwriter will be responsible for prospectus delivery annually after the original sale.

     Broker-Dealer agrees to notify Princor promptly of any change, termination, or suspension of its status as a broker-dealer or NASD member. Broker-Dealer shall immediately notify Princor with respect to i) the initiation and disposition of any form of disciplinary action by the NASDR or any other agency or instrumentality having jurisdiction with respect to the subject matter hereof against Broker-Dealer or any of its representatives, employees or agents; ii) the issuance of any form of deficiency notice made part of the public record by the NASDR or any such agency regarding Broker-Dealer's training, supervision or sales practices; and/or iii) the effectuation of any consensual order with respect thereto.

6. In connection with the solicitation of applications for the purchase of Policies, Broker-Dealer agrees to indemnify and hold harmless Princor and the Insurer from any damage or expense as a result of (a) the negligence, misconduct or wrongful act of Broker-Dealer or any employee, representative or agent of the Broker-Dealer and/or (b) any actual or alleged violation of any securities or insurance laws, regulations or orders and/or (c) any actual or alleged obligation of the Compensation Representative under terms of the agreement between the Broker-Dealer and the Compensation
     Representative, including claims by one or more of the Broker-Dealer's representatives for compensation due or to become due on account of such representatives' sales of the Policy and any claims or controversy between Broker-Dealer and Compensation Representative as to rights to compensation. Any indebtedness or obligation of the Broker-Dealer to Princor or the Insurer, whether arising hereunder or otherwise, and any liabilities incurred or moneys paid by Princor or the Insurer to any person as a result of any misrepresentation, wrongful or unauthorized act or omission, negligence of or failure of Broker-Dealer or its employees, producers, and registered representatives to comply with this Agreement, shall be set off against any compensation payable under this Agreement. Notwithstanding the foregoing, Broker-Dealer shall not indemnify and hold harmless Princor and the Insurer from any damage or expense on account of the negligence, misconduct or wrongful act of Broker-Dealer or any employee, representative or producer of Broker-Dealer if such negligence, misconduct or wrongful act arises out of or is based upon any untrue statement or alleged untrue statement of material fact, or the omission or alleged omission of a material fact in: (i) any registration statement, including any prospectus or any post-effective amendment thereto; or (ii) any material prepared and/or supplied by Princor or the Insurer for use in conjunction with the offer or sale of Policies, or (iii) any state registration or other document filed in any state or jurisdiction in order to qualify any Policies under the securities laws of such state or jurisdiction. The terms of this provision shall not be impaired by termination of this Agreement.

7. In connection with the solicitation of applications for the purchase of Policies, Princor and the Insurer agree to indemnify and hold harmless Broker-Dealer from any damage or expense on account of the negligence, misconduct or wrongful act of Princor or the Insurer or any employee, representative or producer of Princor or the Insurer, including but not limited to, any damage or expense which arises out of or is based upon any untrue statement or alleged untrue statement of material fact, or the omission or alleged omission of a material fact in: (i) any registration statement, including any prospectus or any post-effective amendment thereto; or (ii) any material prepared and/or supplied by Princor or the Insurer for use in conjunction with the offer or sale of the Policies; or
     (iii) any state registration or other document filed in any state or other jurisdiction in order to qualify any Policy under the securities laws of such state or jurisdiction and/or any actual or alleged violation of any securities or insurance laws, regulations or orders. The terms of this provision shall not be impaired by termination of this Agreement.

8. The Broker-Dealer will itself be, or will select persons associated with it who are trained and qualified to solicit applications for purchase of Policies in conformance with applicable state and federal laws. Any such persons shall be registered representatives of the Broker-Dealer in accordance with the rules of the NASDR, be licensed to offer the Policies in accordance with the insurance laws of any jurisdiction in which such person solicits applications and be licensed with and appointed by the Insurer to solicit applications for the Policies. Broker-Dealer will supervise its representatives to insure that purchase of a Policy is not recommended to an applicant in the absence of reasonable grounds to believe that the purchase of a Policy is suitable for that applicant. Broker-Dealer shall pay the fees to regulatory authorities in connection with obtaining necessary securities licenses and authorizations for registered representatives to solicit applications for the purchase of Policies. Insurer is responsible for fees in connection with the appointment of registered representatives as producers of the Insurer.

9. The activities of all registered representatives, employees and agents (the"producers") will be under the direct supervision and control of the Broker-Dealer. The right of producers to solicit applications for the purchase of Policies is subject to their continued compliance with the rules and procedures which may be established by the Broker-Dealer, or the Insurer, including, but not limited to, those set forth in this Agreement.

10. The Broker-Dealer shall ensure that applications for the purchase of Policies are solicited only in the states where the Policies are qualified for sale, and only in accordance with the terms and conditions of the then current prospectus applicable to the Policies and will make no representations not included in the prospectus, Statement of Additional Information, or in any authorized supplemental material supplied by Princor. With regard to the Policies, the Broker-Dealer shall not use or permit its producers to use any sales promotion materials or any form of advertising other than that supplied or approved by Princor. The Insurer and Princor shall provide only approved supplemental material, advertising and sales materials, including illustrations, for Broker-Dealer use.

11. Broker-Dealer shall ensure that the prospectus delivery requirements under the 1933 Act and all other applicable securities and insurance laws, rules and regulations are met and that delivery of any prospectus for the Policies will be accompanied by delivery of the prospectus for the underlying mutual funds, and, where required by state law, the Statement of Additional Information for the underlying mutual funds. The Insurer or Princor shall inform the Broker-Dealer of those states which require delivery of a Statement of Additional Information with the prospectus on initial sale.

12. Broker-Dealer understands and agrees that in performing the services covered by this Agreement, it is acting in the capacity of an independent contractor and not as an agent or employee of Princor or the Insurer and that it is not authorized to act for, or make any representation on behalf of, Princor or the Insurer except as specified herein. Broker-Dealer understands and agrees that the Insurer shall execute telephone transactions only in accordance with the terms and conditions of the then current prospectus applicable to the Policies and agrees that in consideration for the Broker-Dealer's right to exercise the telephone transaction services neither Princor nor the Insurer will be liable for any loss, injury or damage incurred as a result of acting upon, nor will they be held responsible for the authenticity of any telephone instructions containing unauthorized, incorrect or incomplete information. Broker-Dealer agrees to indemnify and hold harmless Princor and the Insurer against any loss, injury or damage resulting from any telephone transactions instruction containing unauthorized, incorrect or incomplete information received from Broker-Dealer or any of its registered representatives. (Telephone instructions are recorded on tape.)

13. This Agreement may not be assigned by the Broker-Dealer without the prior written consent of Princor.

14. Any Party hereto may cancel this Agreement at any time upon written notice. This Agreement shall automatically terminate if Broker-Dealer voluntarily or involuntarily ceases to be or is suspended from being, a member in good standing of the NASD. In addition, Princor and Insurer reserve the right to terminate this Agreement in the event that any registered representative, employee or agent of Broker-Dealer is suspended, disciplined or found to be in violation of governing insurance or securities laws, rules or regulations. Failure of any party to terminate this Agreement for any of the causes set forth in this Agreement shall not constitute a waiver of the right to terminate this Agreement at a later time for any such causes.

15. Confidentiality Each Party acknowledges that, in the course of performing its duties under this Agreement or otherwise, it may receive or learn information about individuals who have applied for or purchased financial products or financial services from the other Party, including, but not limited to, personal, financial and/or health information ("Confidential Information"). Each Party agrees that it will not use or disclose to any affiliate or third party, either orally or in writing, any Confidential Information of the other Party for any purpose other than the purpose for which the Confidential Information was provided to that Party. Without limiting any of the foregoing, each Party agrees to take all precautions that are reasonably necessary to protect the security of the other Party's Confidential Information. Each Party agrees to restrict access to the other Party's Confidential Information to those employees who need to know that information to perform their duties under this Agreement. Each Party further agrees that, upon request of the other Party, it will return to the Party making such request all tangible items containing any Confidential Information of the other Party, including all copies, abstractions and compilations thereof, without retaining any copies of the items required to be returned. The obligations of this paragraph extend to the employees, agents, affiliates and contractors of each Party, and each Party shall inform such persons of their obligations hereunder.

     Notification obligation Each Party shall, upon learning of any unauthorized disclosure or use of any of the other Party's Confidential Information, notify the other Party promptly and cooperate fully with such Party to protect such Confidential Information.

     Disclosure required by law If Broker-Dealer believes it is required by law or by a subpoena or court order to disclose any Confidential Information, Broker-Dealer, prior to any disclosure, shall promptly notify Insurer in writing attaching a copy of the subpoena, court order or other demand and shall make all reasonable efforts to allow Insurer an opportunity to seek a protective order or other judicial relief.

     Non-restricted information Except as stated in the final sentence of this paragraph, nothing in this Agreement shall be construed to restrict disclosure or use of information that: (a) was in the possession of or rightfully known by the recipient, without an obligation to maintain its confidentiality, prior to receipt from the other Party; (b) is or becomes generally known to the public without violation of this Agreement; (c) is obtained by the recipient in good faith from a third party having the right to disclose it without an obligation of confidentiality; (d) is independently developed by the receiving party without the participation of individuals who have had access to the other Party's confidential or proprietary information. The Parties acknowledge that certain laws governing Confidential Information about individuals are more restrictive than the foregoing statements and they agree to comply in all respects with such laws.

     Compliance with law Each Party agrees, In connection with its performance under this Agreement, to comply with all applicable laws, including but not limited to laws protecting the privacy of non-public personal information about individuals.

     Survival The provisions of this Agreement relating to confidentiality shall survive termination or expiration of this Agreement.

16. This Agreement on the part of the Broker-Dealer runs to Princor and the Insurer and is for the benefit of and enforceable by each.

17. This Agreement shall be governed by and construed in accordance with the laws of the State of Iowa.

18. Anti-Money Laundering and Know Your Customer Compliance: Broker-Dealer represents, covenants and agrees that Broker-Dealer is, and at all times during the term of this Agreement shall be, in compliance with NASD Rule 3011 and the anti-money laundering and know-your-customer requirements thereof.

This Broker-Dealer Marketing and Servicing Agreement for Variable Life Contracts is agreed to as of the date shown on the first page of the Agreement by

Broker-Dealer

       By:
            -----------------------------------------
       Title:
              ---------------------------------------
       Date:      ________________________

Princor Financial Services Corporation

       By:
            -----------------------------------------

       Title:  Vice President - Princor
       Date: __________________________
Principal Life Insurance Company

       By
          -------------------------------------------

       Title: Officer - SMB Distribution Support
       Date:
            -----------------------------------------
                        EXHIBIT A - Compensation Schedule
                               For VUL Accumulator


Principal Life Insurance Company ("Principal" or "we") will pay commissions on premiums we receive on sales of Policies made pursuant to the Broker-Dealer Marketing and Servicing Agreement for Variable Life Contracts Agreement (the "Agreement") according to the schedule below on premiums we receive.

We may, by written notice to Broker-Dealer (1) change this compensation schedule; (2) discontinue the issuance of any form of Policy; and/or (3) fix or change the amount of compensation on Policies issued in exchange for previously issued Policies.

First Year Commissions

a) 50%* of premiums we receive up to the planned periodic premium, but not to exceed target premium**. b) 2.5% of premiums we receive that exceed the lesser of planned periodic premium or target premium.

              *See special provisions for Accounting Benefit Rider set out at the end of this Exhibit.
              **The target premium is determined according to a rate per $1,000 of face amount and varies by age and sex of the insured as set out in the following table.

Target Premiums (Annual per $1,000 face amount)

============ ========== ========== ========== ========= ========== ========== ========== ========= ========== ========== ==========
AGE          MALE       FEMALE     UNISEX     AGE       MALE       FEMALE     UNISEX     AGE       MALE       FEMALE     UNISEX
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
0-10         2.18       1.74       2.09       35        8.66       6.51       8.23       60        30.89      22.70      29.25
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
11           2.29       1.83       2.20       36        9.29       7.00       8.83       61        32.13      23.98      30.50
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
12           2.40       1.91       2.30       37        9.91       7.48       9.42       62        33.38      25.27      31.76
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
13           2.51       2.00       2.41       38        10.54      7.97       10.03      63        34.62      26.55      33.01
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
14           2.62       2.08       2.51       39        11.16      8.45       10.62      64        35.87      27.84      34.26
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
15           2.73       2.17       2.62       40        11.79      8.94       11.22      65        37.11      29.12      35.51
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
16           2.96       2.36       2.84       41        12.41      9.43       11.81      66        37.47      29.68      35.91
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
17           3.20       2.54       3.07       42        13.04      9.91       12.41      67        37.83      30.25      36.31
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
18           3.43       2.73       3.29       43        13.66      10.40      13.01      68        38.19      30.81      36.71
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
19           3.67       2.91       3.52       44        14.29      10.88      13.61      70        38.91      31.94      37.52
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
20           3.90       3.10       3.74       45        14.91      11.37      14.20      71        39.46      32.50      38.07
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
21           3.92       3.11       3.76       46        15.89      11.86      15.08      72        40.02      33.06      38.63
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
22           3.94       3.13       3.78       47        16.86      12.35      15.96      73        40.58      33.62      39.19
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
23           3.95       3.14       3.79       48        17.84      12.85      16.84      74        41.14      34.19      39.75
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
24           3.97       3.16       3.81       49        18.81      13.34      17.72      75        41.70      34.75      40.31
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
25           3.99       3.17       3.83       50        19.79      13.83      18.60      76        43.93      36.61      42.47
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
26           4.46       3.50       4.27       51        20.77      14.32      19.48      77        46.15      38.46      44.61
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
27           4.93       3.84       4.71       52        21.74      14.81      20.35      78        48.38      40.32      46.77
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
28           5.39       4.17       5.15       53        22.72      15.30      21.24      79        50.60      42.18      48.92
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
29           5.86       4.51       5.59       54        23.69      15.79      22.11      80        52.83      44.04      51.07
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
30           6.33       4.84       6.03       55        24.67      16.28      22.99      81        55.05      45.89      53.22
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
31           6.80       5.17       6.47       56        25.91      17.56      24.24      82        57.28      47.75      55.37
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
32           7.26       5.51       6.91       57        27.16      18.85      25.50      83        59.50      49.61      57.52
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
33           7.73       5.84       7.35       58        28.40      20.13      26.75      84        61.73      51.46      59.68
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
34           8.19       6.18       7.79       59        29.65      21.42      28.00      85        63.95      53.32      61.82
============ ========== ========== ========== ========= ========== ========== ========== ========= ========== ========== ==========

Asset Based Compensation ("Trail Compensation")
    We will pay Trail Compensation commencing at the end of the first quarter of Policy Year Six (6) and every quarter thereafter as long as the Policy remains in effect and this Agreement is in effect and active. The percentage of Trail Compensation we will pay is based on the accumulated value ("AV") of a Policy (as shown on the Policy's quarterly report) as shown in the following table:

================= =================================== ============================================================================
YEAR              TOTAL % AV TRAIL COMPENSATION       BREAKDOWN OF AV TRAIL COMPENSATION
----------------- ----------------------------------- ----------------------------------------------------------------------------
----------------- ----------------------------------- ----------------------------------------------------------------------------
6-10              0.25%                               o        0.15% vested to original selling agent
                                                      o        0.10% non-vested to servicing agent
----------------- ----------------------------------- ----------------------------------------------------------------------------
----------------- ----------------------------------- ----------------------------------------------------------------------------
11                0.15%                               o        0.10% vested to original selling agent
                                                      o        0.05% non-vested to servicing agent
----------------- ----------------------------------- ----------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
*One fourth of the annual Trail Compensation is multiplied by the total AV on the last day of the contract quarter starting at the end of the 1st quarter in a
Policy's sixth contract year.
==================================================================================================================================

Compensation for Renewals
         We will pay a renewal fee of 2.5% on all premiums we receive during Policy Years two (2) through five (5) as long as the Policy remains in effect and this Agreement is in effect and active.

Compensation on Increases
         "Increase" is a face amount increase of a Policy; to determine the amount of an Increase, if any, we compare the increased face amount of a Policy against the highest policy face amount of that policy during the immediately preceding three year period. We will pay a 50%* commission on premiums we receive that are attributable to the Increase and that we receive during the 12 months following the Increase, up to the planned periodic premium for the Increase amount, but not to exceed the target premium of the Increase amount.

         *See special provisions for Accounting Benefit Rider set out at the end of this Exhibit.

Compensation Where Executive VUL Accumulator Replaces Other Life Policies Issued by Principal Life Insurance Company A. First year commission: We will pay first year commission on a new Executive VUL Policy (the "Replacement Policy") that replaces an existing Principal Life Policy (the "Replaced Policy") in an amount which is the sum of 1 and 2 below:

1. First year commission at the rate set out in First Year Commissions of the Executive VUL Exhibit will be applied to Replacement Policy premiums we receive (excluding the cash value transfer) that exceeds the premiums on the Replaced Policy, up to the target premium if the full face amount of the Executive VUL policy equals or exceeds that of the Replaced Policy.

2. The following reduced commission scale will be applied to all premiums paid per policy year, up to the replaced premium amount.

          ====================== ================================= =============
               Policy Year
          ---------------------- --------------------------------- -------------
          ---------------------- --------------------------------- -------------
                                              Target                 Excess**
          ---------------------- --------------------------------- -------------
          ---------------------- --------------------------------- -------------
          Years 1-5                             3%                     1.5%
          ---------------------- --------------------------------- -------------
          ---------------------- --------------------------------- -------------
          Years 6-10                          1.50%                   0.00%
          ---------------------- --------------------------------- -------------
          ---------------------- --------------------------------- -------------
          Years 6+                   0.75% Asset Based Trail           N/A
          ====================== ================================= =============

               * "updated" means any increase or decrease of face amount of any Policy. **Excess percentage will be zero on internal exchange monies.


     A. Asset Based Compensation Trails are determined according to the applicable rates set out in this Exhibit.

     B. Commissions will not be paid when partial surrender amounts are used to fund premium increases or new business.

     C. For special situations, defined by the Insurer, involving replacement of life policies, Insurer reserves the right to further modify commissions payable on replacements outlined above.

     E. Accounting Benefit Rider. Commission rate is reduced to 30% of target premium if Accounting Benefit Rider ("ABR") is used.

                        EXHIBIT B - Compensation Schedule
                               SVUL Broker-Dealer


Principal Life Insurance Company ("Principal" or "we") will pay commissions on sales of Policies made pursuant to the Broker-Dealer Marketing and Servicing Agreement for Variable Life Contracts Agreement (the "Agreement") according to the schedule below on premiums we receive.

We may, by written notice to you, (1) change this compensation schedule; (2) discontinue the issuance of any form of Policy; and/or (3) fix the amount of compensation on Policies issued in exchange for previously issued Policies.

First Year Commissions

c) 50% of premiums we receive up to the planned periodic premium, not to exceed target premium*. d) 3% of premium we receive above the lesser of planned periodic or target premium.

         *The target premium is determined according to a rate per $1,000 of face amount. This rate varies by age and sex of the insured.

         Target Premiums (Annual per $1,000 face amount)

                                   APPENDIX B
                                 TARGET PREMIUMS

The target premiums for the Policy are based on the joint equivalent age (JEA) of the insureds. The JEA takes into account the gender*, age, smoking status and risk classification of each insured. The calculation is as follows:

1. Start with the unadjusted individual ages of insured #1 and insured #2. Call this (X1) and (X2) respectively.

2. Take each individual age and adjust for gender.

================= =========================================
IF .....            THEN GENDER ADJUSTMENT IS
----------------- -----------------------------------------
----------------- -----------------------------------------
Male              0
----------------- -----------------------------------------
----------------- -----------------------------------------
Female            Minus 5
----------------- -----------------------------------------
----------------- -----------------------------------------
Unisex            Minus 2
================= =========================================

3. Take resulting individual ages from step 2 and adjust for smokers if applicable.

================= =========================================
IF SMOKER         THEN SMOKER ADJUSTMENT IS
----------------- -----------------------------------------
----------------- -----------------------------------------
Male              Plus 3
----------------- -----------------------------------------
----------------- -----------------------------------------
Female            Plus 2
----------------- -----------------------------------------
----------------- -----------------------------------------
Unisex            Plus 3
================= =========================================
4. Take resulting individual ages from step 3 and adjust for substandard table ratings, if any.

    ================================ ============================== ============================== ==============================
    IF TABLE RATING IS.....            THEN ADD                       IF TABLE RATING IS....           THEN ADD
    -------------------------------- ------------------------------ ------------------------------ ------------------------------
    -------------------------------- ------------------------------ ------------------------------ ------------------------------
    A                                2                              E                              10
    -------------------------------- ------------------------------ ------------------------------ ------------------------------
    -------------------------------- ------------------------------ ------------------------------ ------------------------------
    B                                4                              F                              12
    -------------------------------- ------------------------------ ------------------------------ ------------------------------
    -------------------------------- ------------------------------ ------------------------------ ------------------------------
    C                                6                              H                              15
    -------------------------------- ------------------------------ ------------------------------ ------------------------------
    -------------------------------- ------------------------------ -------------------------------------------------------------
    D                                8                              Table rating higher than H add 16
    ================================ ============================== =============================================================

5. The result of step 4 is the adjusted individual ages of insured #1 and insured #2. Call this (X1A) and (X2A) respectively.

6.   If (X1A) is greater than 100 then set (X1A) equal to 100.

7.   If (X2A) is greater than 100 then set (X2A) equal to 100.

8.   Take the difference between (X1A) and (X2A). Call this (XDIFF).

9. Look up (XDIFF) on the table below to find out what to add on to youngest adjusted age.

================================== =============================== =============================== ================================
              XDIFF                            ADD ON                          XDIFF                           ADD ON
---------------------------------- ------------------------------- ------------------------------- --------------------------------
---------------------------------- ------------------------------- ------------------------------- --------------------------------
                0                                0                            35 to 39                           11
---------------------------------- ------------------------------- ------------------------------- --------------------------------
---------------------------------- ------------------------------- ------------------------------- --------------------------------
             1 to 2                              1                            40 to 44                           12
---------------------------------- ------------------------------- ------------------------------- --------------------------------
---------------------------------- ------------------------------- ------------------------------- --------------------------------
             3 to 4                              2                            45 to 47                           13
---------------------------------- ------------------------------- ------------------------------- --------------------------------
---------------------------------- ------------------------------- ------------------------------- --------------------------------
             5 to 6                              3                            48 to 50                           14
---------------------------------- ------------------------------- ------------------------------- --------------------------------
---------------------------------- ------------------------------- ------------------------------- --------------------------------
             7 to 9                              4                            51 to 53                           15
---------------------------------- ------------------------------- ------------------------------- --------------------------------
---------------------------------- ------------------------------- ------------------------------- --------------------------------
            10 to 12                             5                            54 to 56                           16
---------------------------------- ------------------------------- ------------------------------- --------------------------------
---------------------------------- ------------------------------- ------------------------------- --------------------------------
            13 to 15                             6                            57 to 60                           17
---------------------------------- ------------------------------- ------------------------------- --------------------------------
---------------------------------- ------------------------------- ------------------------------- --------------------------------
            16 to 18                             7                            61 to 64                           18
---------------------------------- ------------------------------- ------------------------------- --------------------------------
---------------------------------- ------------------------------- ------------------------------- --------------------------------
            19 to 23                             8                            65 to 69                           19
---------------------------------- ------------------------------- ------------------------------- --------------------------------
---------------------------------- ------------------------------- ------------------------------- --------------------------------
            24 to 28                             9                            70 to 75                           20
---------------------------------- ------------------------------- ------------------------------- --------------------------------
---------------------------------- ------------------------------- ------------------------------- --------------------------------
            29 to 34                             10                           76 to 85                           21
================================== =============================== =============================== ================================

10. The JEA (Joint Equivalent Age) is equal to the Minimum of (X1A) and (X1B) plus ADD ON from the table above.

     Example:Male Nonsmoker age 45 table rating A, Female Smoker age 57

1.       (X1) = 45 and (X2) = 57
2.       (X1) = 45 + 0 = 45; and (X2) = 57 - 5 = 52
3.       (X1) = 45 + 0 = 45; and (X2) = 52 + 2 = 54
4.       (X1) = 45 + 2 = 47; and (X2) = 54 + 0 = 54
5.       (XIA) = 47; (X2A) = 54
6.       (XIA) is not greater than 100
7.       (X2A) is not greater than 100
8.       (XDIFF) = (X2A) - (X1A) = 54 - 47 = 7
9.       ADD ON = 4
10.      JEA = minimum of (XIA) and (X2A) + ADD ON = 47 + 4 = 51

     SVUL Target Premium Rates per $1000 of Face

================== =============== =============== =============== =============== =============== =============== ================
       JEA             TARGET           JEA            TARGET           JEA            TARGET           JEA            TARGET
------------------ --------------- --------------- --------------- --------------- --------------- --------------- ----------------
------------------ --------------- --------------- --------------- --------------- --------------- --------------- ----------------
       <20              2.78             37             4.79             55            13.68             73             34.08
------------------ --------------- --------------- --------------- --------------- --------------- --------------- ----------------
------------------ --------------- --------------- --------------- --------------- --------------- --------------- ----------------
       20               2.78             38             4.99             56            14.92             74             35.02
------------------ --------------- --------------- --------------- --------------- --------------- --------------- ----------------
------------------ --------------- --------------- --------------- --------------- --------------- --------------- ----------------
       21               2.87             39             5.20             57            16.22             75             35.97
------------------ --------------- --------------- --------------- --------------- --------------- --------------- ----------------
------------------ --------------- --------------- --------------- --------------- --------------- --------------- ----------------
       22               2.95             40             5.41             58            17.58             76             36.95
------------------ --------------- --------------- --------------- --------------- --------------- --------------- ----------------
------------------ --------------- --------------- --------------- --------------- --------------- --------------- ----------------
       23               3.03             41             5.64             59            18.94             77             37.95
------------------ --------------- --------------- --------------- --------------- --------------- --------------- ----------------
------------------ --------------- --------------- --------------- --------------- --------------- --------------- ----------------
       24               3.13             42             5.87             60            20.32             78             38.94
------------------ --------------- --------------- --------------- --------------- --------------- --------------- ----------------
------------------ --------------- --------------- --------------- --------------- --------------- --------------- ----------------
       25               3.22             43             6.11             61            21.67             79             39.96
------------------ --------------- --------------- --------------- --------------- --------------- --------------- ----------------
------------------ --------------- --------------- --------------- --------------- --------------- --------------- ----------------
       26               3.32             44             6.51             62            22.98             80             40.99
------------------ --------------- --------------- --------------- --------------- --------------- --------------- ----------------
------------------ --------------- --------------- --------------- --------------- --------------- --------------- ----------------
       27               3.41             45             6.93             63            24.23             81             42.00
------------------ --------------- --------------- --------------- --------------- --------------- --------------- ----------------
------------------ --------------- --------------- --------------- --------------- --------------- --------------- ----------------
       28               3.52             46             7.38             64            25.41             82             42.00
------------------ --------------- --------------- --------------- --------------- --------------- --------------- ----------------
------------------ --------------- --------------- --------------- --------------- --------------- --------------- ----------------
       29               3.62             47             7.86             65            26.52             83             42.00
------------------ --------------- --------------- --------------- --------------- --------------- --------------- ----------------
------------------ --------------- --------------- --------------- --------------- --------------- --------------- ----------------
       30               3.73             48             8.38             66            27.56             84             42.00
------------------ --------------- --------------- --------------- --------------- --------------- --------------- ----------------
------------------ --------------- --------------- --------------- --------------- --------------- --------------- ----------------
       31               3.84             49             8.93             67            28.56             85             42.00
------------------ --------------- --------------- --------------- --------------- --------------- --------------- ----------------
------------------ --------------- --------------- --------------- --------------- --------------- --------------- ----------------
       32               3.96             50             9.50             68            29.53             86             42.00
------------------ --------------- --------------- --------------- --------------- --------------- --------------- ----------------
------------------ --------------- --------------- --------------- --------------- --------------- --------------- ----------------
       33               4.07             51            10.12             69            30.45             87             42.00
------------------ --------------- --------------- --------------- --------------- --------------- --------------- ----------------
------------------ --------------- --------------- --------------- --------------- --------------- --------------- ----------------
       34               4.24             52            10.78             70            31.36             88             42.00
------------------ --------------- --------------- --------------- --------------- --------------- --------------- ----------------
------------------ --------------- --------------- --------------- --------------- --------------- --------------- ----------------
       35               4.42             53            11.49             71            32.27             89             42.00
------------------ --------------- --------------- --------------- --------------- --------------- --------------- ----------------
------------------ --------------- --------------- --------------- --------------- --------------- --------------- ----------------
       36               4.60             54            12.54             72            33.17             90             42.00
------------------ --------------- --------------- --------------- --------------- --------------- --------------- ----------------
------------------ --------------- --------------- --------------- --------------- --------------- --------------- ----------------
                                                                                                        >90             42.00
================== =============== =============== =============== =============== =============== =============== ================

* The cost of insurance rate for Policies issued in states which require unisex pricing or in connection with employment related insurance and benefit plans is not based on the gender of the insured.

Service Fees
         A service fee of 1% on all premium received beyond the first policy year is paid as long as the policy remains in effect and this Agreement remains active.

Compensation for Renewals
         A renewal fee of 2% on all premiums received during policy years two
         (2) through ten (10) is paid as long as the Policy remains in effect and this Agreement remains in effect and active. If the previous servicing agent of record was a Princor registered representative and a new representative registered with you is appointed to service the policy, only a 1% service fee will be paid on the existing premium. A 2% renewal commission will be paid to your representative on any premium increases while they service the Policy in addition to the 1% service fee.

Compensation on Increases
         An "increase" is defined as a face amount increase. We will compare the increased face amount of the Policy against the highest Policy face amount over the immediately preceding three year period to determine if there is a Policy face amount increase during the current year.

         A 50% commission will be paid on premium received during the first 12 months following the date of an face amount increase that is greater than the premium level on which a high [50%] first year commission rate was previously paid. The maximum premium on which a high [50%] first year commission rate is paid will be limited to the lesser of total planned periodic premium or total target premium amount of the policy after a face amount increase has occurred.






Compensation for Replacement of Life Policies Issued by Principal Life Insurance Company

A.       First year commission is the sum of 1,2, 3 and 4 which follows.

1. A full first year commission rate as set out in First Year Commissions of the exhibit will be applied to all new policy premium in excess of the replaced premium but less than the planned periodic, not to exceed target premium.

2. A percentage of the first year commission rate of the new policy determined from the table below according to the number of years since the replaced policy was issued or updated will be applied to the replaced policy planned periodic premium, not to exceed target premium. The resulting commission rate in the table shall in no event exceed the applicable first year commissions rates as set out in the First Year Commissions section of this exhibit.

================================ ============================= ============================= =============================
YRS SINCE DATE OF ISSUE OR       % OF NEW POLICY'S FIRST       YRS SINCE DATE OF ISSUE OR    % OF NEW POLICY'S FIRST
UPDATE                           YEAR COMMISSION RATE          UPDATE                        YEAR COMMISSION RATE
                                 PAYABLE ON REPLACED PREMIUM                                 PAYABLE ON REPLACED PREMIUM*
-------------------------------- ----------------------------- ----------------------------- -----------------------------
-------------------------------- ----------------------------- ----------------------------- -----------------------------
             0 - 3                           0**                            12                            36
               4                              20                            13                            38
               5                              22                            14                            40
               6                              24                            15                            42
               7                              26                            16                            44
               8                              28                            17                            46
               9                              30                            18                            48
              10                              32                       19 and later                       50
              11                              34
*Replaced premium amounts will be defined as the level of premium on which a first year commission was previously paid. **A commission equal to the renewal rate of the new policy will be paid on replaced premium.
==========================================================================================================================

3. Commissions on cash values conserved and transferred into the new policy will be paid as follows:

     o    3% of cash value transferred from a non-Updated policy.
     o 1% on cash value transferred from an Updated policy or current yield policy.

          These commissions will be paid on cash values deposited as unscheduled premiums. However, in situations where a policy loan is carried over to the new policy, we will not pay a commission on the unscheduled premium deposit created for the purpose of carrying over the loan.

4. An additional 5% commission will be paid on the amount of policy premium being replaced if the total premium in the new policy is at least 25% greater than the premium of the replaced policy.

B. Service fees are determined according to the applicable rates for such as set out in the exhibit.

C. Commissions will not be paid when partial surrender amounts are used to fund premium increases or new business.

D. For special situations defined by the Insurer involving replacement of life policies, the insurer reserves the right to further modify commissions payable on replacements outlined above.

                        EXHIBIT C - Compensation Schedule
                              for PrinFlex(R) Life
      (Sold only with the assistance of Executive Benefit Services (EBS(R))

Principal Life Insurance Company ("Principal" or "we") will pay commissions on premiums we receive on sales of Policies made pursuant to the Broker-Dealer Marketing and Servicing Agreement for Variable Life Contracts Agreement (the "Agreement") according to the schedule below.

We may, by written notice to Broker-Dealer (1) change this compensation schedule; (2) discontinue the issuance of any form of Policy; and/or (3) fix or change the amount of compensation on Policies issued in exchange for previously issued Policies.

First Year Commissions

         (a) 50%# of premiums we receive up to the planned periodic premium, but not to exceed target premium*. (b) 3% of premiums we receive that exceed the lesser of planned periodic or target premium.

                  *The target premium is determined according to a rate per $1,000 of face amount and varies by age and sex of the insured.

         # See Special Underwriting section at the end of this Exhibit.

Target Premiums (Annual per $1,000 face amount)

============ ========== =========== ========== ========== ========== =========== ========== ========== ========== =========== ======
AGE          MALE       FEMALE      UNISEX     AGE        MALE       FEMALE      UNISEX     AGE        MALE       FEMALE      UNISEX
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
0-10         3.50       2.83        3.41       35         8.66       7.40        8.50       60         32.93      26.06       32.04
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
11           3.65       2.91        3.55       36         9.10       7.76        8.93       61         34.94      27.60       33.99
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
12           3.80       3.00        3.70       37         9.55       8.13        9.37       62         37.10      29.26       36.08
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
13           3.95       3.08        3.84       38         10.03      8.53        9.84       63         39.40      31.06       38.32
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
14           4.10       3.17        3.98       39         10.54      8.94        10.33      64         41.86      32.97       40.70
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
15           4.25       3.25        4.12       40         11.09      9.38        10.87      65         44.48      35.02       43.25
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
16           4.62       3.63        4.49       41         11.66      9.83        11.42      66         47.29      37.21       45.98
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
17           4.99       4.00        4.86       42         12.26      10.32       12.01      67         50.30      39.58       48.91
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
18           5.36       4.38        5.23       43         12.91      10.82       12.64      68         53.52      42.14       52.04
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
19           5.73       4.75        5.60       44         13.59      11.36       13.30      69         56.98      44.93       55.41
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
20           6.10       5.13        5.97       45         14.31      11.93       14.00      70         60.71      47.98       59.06
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
21           6.11       5.16        5.99       46         15.08      12.53       14.75      71         64.73      51.30       62.98
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
22           6.12       5.20        6.00       47         15.90      13.16       15.54      72         69.02      54.93       67.19
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
23           6.13       5.23        6.01       48         16.77      13.83       16.39      73         73.62      58.86       71.70
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
24           6.14       5.27        6.03       49         17.70      14.54       17.29      74         78.48      63.12       76.48
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
25           6.15       5.30        6.04       50         18.68      15.30       18.24      75         83.65      67.71       81.58
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
26           6.29       5.42        6.18       51         19.74      16.10       19.27      76         87.77      71.45       85.65
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
27           6.43       5.54        6.31       52         20.86      16.94       20.35      77         91.89      75.20       89.72
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
28           6.57       5.65        6.45       53         22.05      17.85       21.50      78         96.00      78.94       93.78
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
29           6.71       5.77        6.59       54         23.32      18.80       22.73      79         100.12     82.69       97.85
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
30           6.85       5.89        6.73       55         24.67      19.82       24.04      80         104.24     86.43       101.92
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
31           7.17       6.16        7.04       56         26.11      20.90       25.43      81         113.32     95.74       111.03
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
32           7.51       6.44        7.37       57         27.65      22.05       26.92      82         122.40     105.05      120.14
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
33           7.87       6.74        7.72       58         29.30      23.29       28.52      83         131.48     114.36      129.25
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
34           8.26       7.06        8.10       59         31.05      24.62       30.21      84         140.56     123.67      138.36
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
------------ ---------- ----------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ----------- ------
                                                                                            85         149.64     132.98      147.47
============ ========== =========== ========== ========== ========== =========== ========== ========== ========== =========== ======






Service Fees
We will pay a service fee of 1% on all premium we receive beyond the first policy year as long as the Policy remains in effect and this Agreement is in effect and active.

Compensation for Renewals
         A renewal fee of 2% on all premium received beyond the first policy year is paid as long as the policy remains in effect and this Agreement remains in effect and active. If the previous servicing agent of record was a Princor registered representative and a new representative registered with you is appointed to service the Policy, only a 1% service fee will be paid on the existing premium. A 2% renewal commission will be paid to your representative on any premium increases while they service the policy in addition to the 1% service fee.

Compensation on Increases
      An "Increase" is a face amount increase of a Policy. To determine the amount of an Increase, if any, we compare the increased face amount of a Policy against the highest policy face amount of that Policy during the immediately preceding three year period. We will pay a 50%# (#See Special Underwriting paragraph below) commission on premiums we receive during the 12 months following the Increase, provided that the commission rate is limited to the lesser of the planned periodic premium for the Increase amount or the target premium of the Increase amount.

Compensation Where Prinflex Replaces Other Variable Life Policies Issued by Principal

A. First year commission: We will pay first year commission on a new Prinflex Policy (the "Replacement Policy") that replaces an existing Principal Variable Life Policy (the "Replaced Policy") in an amount that is the sum of 1,2, 3 and 4, below.

1. First year commission at the rate set out in First Year Commissions of this Exhibit will be applied to Replacement Policy premiums we receive that exceed the premiums on the Replaced Policy, not to exceed the lesser of the planned periodic premium or the target premium for the Replacement Policy.

2. A percentage of the first year commission rate of the Replacement Policy (as set out in the table below) based on the number of years since the Replaced Policy was issued or updated* will be applied to the Replaced Policy planned periodic premium, not to exceed target premium of the Replaced Policy. The commission rate paid according to this paragraph and the table below shall in no event exceed the applicable first year commissions rates as set out in the First Year Commissions section of this Exhibit.

      (* "updated" means any increase or decrease of face amount of any Policy.)

=============== =========================== ================ =========================== =============== ===========================
YRS SINCE DATE  % OF NEW POLICY'S 1ST       YRS SINCE DATE   % OF NEW POLICY'S 1ST       YRS SINCE       % OF NEW POLICY'S 1ST YEAR
OF ISSUE OR     YEAR COMM RATE PAYABLE ON   OF ISSUE OR      YEAR COMM RATE PAYABLE ON   DATE OF ISSUE   COMM RATE PAYABLE ON
UPDATE          REPLACED PREMIUM            UPDATE           REPLACED PREMIUM            OR UPDATE       REPLACED PREMIUM
--------------- --------------------------- ---------------- --------------------------- --------------- ---------------------------
--------------- --------------------------- ---------------- --------------------------- --------------- ---------------------------
0 -  3          0**                         9                30                          15              42
--------------- --------------------------- ---------------- --------------------------- --------------- ---------------------------
--------------- --------------------------- ---------------- --------------------------- --------------- ---------------------------
4               20                          10               32                          16              44
--------------- --------------------------- ---------------- --------------------------- --------------- ---------------------------
--------------- --------------------------- ---------------- --------------------------- --------------- ---------------------------
5               22                          11               34                          17              46
--------------- --------------------------- ---------------- --------------------------- --------------- ---------------------------
--------------- --------------------------- ---------------- --------------------------- --------------- ---------------------------
6               24                          12               36                          18              48
--------------- --------------------------- ---------------- --------------------------- --------------- ---------------------------
--------------- --------------------------- ---------------- --------------------------- --------------- ---------------------------
7               26                          13               38                          19 and later    50
--------------- --------------------------- ---------------- --------------------------- --------------- ---------------------------
--------------- --------------------------- ---------------- --------------------------- --------------- ---------------------------
8               28                          14               40
--------------- --------------------------- ---------------- --------------------------- --------------- ---------------------------
------------------------------------------------------------------------------------------------------------------------------------

*Replaced premium amounts defined as the level of premium on which a 1st year commission was previously paid. **A commission equal to the renewal rate of the new policy will be paid on replaced premium.
================================================================================

     3. Commissions on cash values conserved and transferred from the Replaced Policy to the Replacement Policy will be paid as follows:

          o    3% of cash value transferred from a non-Updated policy.
          o 1% on cash value transferred from an Updated policy or current yield policy.

These commissions will be paid on cash values deposited as unscheduled premiums. However, in situations where a policy loan is carried over to the Replacement Policy, we will not pay a commission on the unscheduled premium deposit created for the purpose of carrying over the loan.

     4. We will pay an additional 5% commission on the amount of Policy premium being replaced if the total premium in the Replacement Policy is at least 25% greater than the premium of the Replaced Policy.

B. Service fees are determined according to the applicable rates for such as set out in the exhibit.

C. Commissions will not be paid when partial surrender amounts are used to fund premium increases or new business.

D. For special situations defined by the Insurer involving replacement of life policies, the Insurer reserves the right to further modify commissions payable on replacements outlined above.

Special Underwriting. Commission rate is reduced to 45% if Batch underwriting or Expanded Non-Medical underwriting is used. Commission rate is reduced to 30% if Guaranteed Issue underwriting is used. Commission rate is reduced to 30% if Accounting Benefit Rider ("ABR") is used. Commission rate is reduced to 25% when ABR is used with Guaranteed Issue. Other arrangements may be made with different compensation amounts.

                   EXHIBIT D - Expense Reimbursement Schedule

Principal Life Insurance Company ("Principal" or "we") will reimburse the broker-dealer for expenses incurred by them on sales of Policies made pursuant to the Broker-Dealer Marketing and Servicing Agreement for Variable Life Contracts (the "Agreement") according to the schedule below. We may, by written notice to you, (1) change this compensation schedule; (2) discontinue the issuance of any form of Policy; and/or (3) fix or change the amount of compensation on Policies issued in exchange for previously issued Policies.

New York Insurance Department Limitations

The Broker-Dealer and Principal Life agree that the maximum payment under this Agreement shall be subject to the terms of a plan we submitted to and was approved by the New York State Insurance Department. The determination of whether payments exceed the maximum amount permissible shall be solely our responsibility. Any amounts paid by us to you that are deemed to exceed the maximum amount permissible shall become a debt from you to us. We reserve the right to set-off any such indebtedness against any amount payable under this Agreement or any other contract you have with us or any of our affiliates.

Expense Reimbursement Amounts
We agree to pay you an expense reimbursement allowance on premiums during the first Policy year as follows:

========================= ==========================================================================================================
PRODUCT                   REIMBURSEMENT AMOUNT
------------------------- ----------------------------------------------------------------------------------------------------------
------------------------- ----------------------------------------------------------------------------------------------------------
VUL Accumulator and VUL   25%# of premiums we receive up to the planned periodic Premium, but not to exceed target premium.
Accumulator II            See Exhibit A for schedule of Target Premiums on Accumulator and Exhibit G for schedule of Target Premiums on Accumulator II.

                          # Allowance is reduced to 15% if Accounting Benefit
                          Rider (ABR) is used. Other arrangements may be made
                          with different compensation amounts.
------------------------- ----------------------------------------------------------------------------------------------------------
------------------------- ----------------------------------------------------------------------------------------------------------
SVUL                      25% of premium received up to the planned periodic premium, not to exceed target premium.  See Exhibit B f schedule of Target Premiums.
------------------------- ----------------------------------------------------------------------------------------------------------
------------------------- ----------------------------------------------------------------------------------------------------------
PrinFlex Life(R)          5% of premium we receive up to the planned periodic premium, but not to exceed target premium. See Exhibit
Sold w/ assistance of     C for schedule of Target Premiums.
Executive Benefit
Services, Inc. (EBS)      # Allowance is reduced to 4.5% if Batch underwriting or Expanded Non-Medical underwriting is used.
                          Allowance is reduced to 3% if Guaranteed Issue underwriting is used.

                          Allowance is reduced to 3% if Accounting Benefit Rider
                          (ABR) is used. Allowance is reduced to 2.5% when ABR
                          is used with Guaranteed Issue. Other arrangements may
                          be made with different compensation amounts.
------------------------- ----------------------------------------------------------------------------------------------------------
------------------------- ----------------------------------------------------------------------------------------------------------
Executive VUL             1% of premium we receive up to the target premium.  See Exhibit E for schedule of target premiums.
Sold w/assistance of
Executive Benefit
Services, Inc. (EBS)
------------------------- ----------------------------------------------------------------------------------------------------------
------------------------- ----------------------------------------------------------------------------------------------------------
Benefit VUL               5% of premium we receive up to target premium. See Exhibit F for schedule of Target Premiums.
Sold w/ assistance
of Executive              Allowance is reduced to 3% if the Accounting Benefit Rider (ABR) is used.
Benefit
Services, Inc. (EBS)
========================= ==========================================================================================================

Executive Benefit Services Assistance
Sales and/or policy administration assistance of EBS may consist of one or more services, including marketing support, Case Review/Design, Case Management, Proposals, Financial Analysis, Plan Implementation Support, Underwriting Coordination, Internet based administration. The determination of when sales are made subject to the sales and/or policy administration assistance of EBS, shall be made by Principal in its sole discretion.

               EXHIBIT E - Compensation Schedule For Executive VUL
        (Sold with the assistance of Executive Benefit Services (EBS(R)))

Principal Life Insurance Company ("Principal" or "we") will pay commissions on premiums we receive on sales of Policies made pursuant to the Broker-Dealer Marketing and Servicing Agreement for Variable Life Contracts Agreement (the "Agreement") according to the schedule below on premiums we receive.

We may, by written notice to Broker-Dealer (1) change this compensation schedule; (2) discontinue the issuance of any form of Policy; and/or (3) fix or change the amount of compensation on Policies issued in exchange for previously issued Policies.

First Year Commissions - Executive VUL

e)   10% of premiums we receive up to the target premium.
f) 1% of premiums we receive in excess of target premium. Excess percentage will be 0% on external exchange/rollover monies.

              The target premium is determined according to a rate per $1,000 of face amount and varies by age, gender and underwriting classification of the insured as set out in the following table.

Target Premium Rates* (Annual per $1,000 of Policy Face Amount)

============================================================================================================================
 Age:     MALE       FEMALE     UNISEX      Age:    MALE     FEMALE    UNISEX     Age:      MALE       FEMALE     UNISEX
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
  20      25.19      21.06       24.37       39     46.42     39.62     45.06       58      84.85       72.02      82.18
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
  21      25.93      21.76       25.11       40     47.99     40.96     46.58       59      87.45       74.24      84.69
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
  22      26.71      22.48       25.87       41     49.60     42.33     48.14       60      90.15       76.56      87.29
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
  23      27.51      23.22       26.66       42     51.25     43.73     49.75       61      92.94       78.99      89.98
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
  24      28.36      24.00       27.49       43     52.96     45.17     51.40       62      95.82       81.51      92.77
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
  25      29.24      24.80       28.36       44     54.70     46.64     53.08       63      98.80       84.13      95.64
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
  26      30.18      25.64       29.27       45     56.49     48.15     54.82       64     101.86       86.82      98.59
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
  27      31.15      26.50       30.23       46     58.34     49.70     56.60       65     105.01       89.57     101.62
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
  28      32.18      27.40       31.22       47     60.23     51.30     58.43       66     108.26       92.39     104.73
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
  29      33.24      28.33       32.26       48     62.17     52.95     60.31       67     111.61       95.27     107.94
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
  30      34.36      29.29       33.35       49     64.17     54.64     62.25       68     115.10       98.27     111.26
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
  31      35.51      30.29       34.47       50     66.23     56.38     64.24       69     118.77      101.42     114.76
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
  32      36.72      31.32       35.64       51     68.36     58.16     66.29       70     122.66      104.77     118.46
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
  33      37.97      32.39       36.85       52     70.54     60.00     68.40       71     126.79      108.34     122.38
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
  34      39.26      33.50       38.11       53     72.79     61.89     70.57       72     131.16      112.16     126.53
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
  35      40.60      34.64       39.41       54     75.09     63.81     72.79       73     135.77      116.22     130.91
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
  36      41.99      35.83       40.76       55     77.44     65.79     75.05       74     140.58      120.49     135.49
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
  37      43.42      37.06       42.15       56     79.85     67.80     77.37       75     145.57      124.96     140.23
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
  38      44.90      38.32       43.58       57     82.31     69.88     79.74
============================================================================================================================

*Target premium rates will be higher if the insured is rated at an underwriting classification other than preferred or standard.

Asset Based Compensation ("Trail Compensation")
We will pay Trail Compensation commencing at the end of the first quarter of Policy Year Six (6) and every quarter thereafter as long as the Policy remains in effect and this Agreement is in effect and active. The percentage of Trail Compensation we will pay is shown in the following table and is based on the Net Policy Value (NPV) of a Policy.

============== =============================== =============================================================
YEAR           TOTAL % NPV ANNUAL TRAIL        BREAKDOWN OF NPV ANNUAL TRAIL COMPENSATION
               COMPENSATION
-------------- ------------------------------- -------------------------------------------------------------
-------------- ------------------------------- -------------------------------------------------------------
6+             0.075%*                         o        0.050%* vested to original selling agent
                                               o        0.025%* non-vested to servicing agent
-------------- ------------------------------- -------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
*One fourth of the annual Trail Compensation is multiplied by the total NPV on the last day of the policy quarter starting at the end of the 1st quarter in a
Policy's sixth policy year.
============================================================================================================

Compensation for Renewals

We will pay a renewal fee of 5.0% on all premiums we receive up to target premium and 1.5% of premiums we receive in excess of target premium during Policy Years two (2) through five (5). We will pay a renewal fee of 1.5% on all premiums we receive up to target premium and 0% on premiums we receive in excess of target premium during Policy Years six (6) through ten (10). Renewal commissions are paid as long as the Policy remains in effect and this Agreement is in effect and active.

Compensation on Increases

Most underwritten increases in face will result in first year commissions for premium attributable to the face increase. We allow up to 12 months from the effective date of an underwritten face increase to pay first year commissions. Non-underwritten increases in face due to preferred MEC underwriting rules will not receive first year commissions (i.e. no new target premium is generated). We will compare the increased face amount of the policy against the highest face amount over the lifetime to determine if there is a face amount increase during the current year. If so, a new target premium is based on the face amount increase above the highest lifetime face amount which may or may not equal the requested face increase. If the new resulting face amount is less than the highest face amount over the lifetime, no new target premium is calculated. To determine first year commissions versus renewals, premiums paid are split in proportion to the target premium of each face increase.

Compensation Where Executive VUL Replaces Other Variable Life Policies Issued by Principal Life Insurance Company

A. We will pay first year commission on a new Executive VUL Policy (the "Replacement Policy") that replaces an existing Principal Variable Life Policy (the "Replaced Policy") in an amount which is the sum of 1 and 2 below:

     1. First year commission at the rate set out in First Year Commissions of this Exhibit will be applied to Replacement Policy premiums we receive that exceed the premiums on the Replaced Policy.

     2. A percentage of the first year commission rate of the Replacement Policy (as set out in the table below) based on the number of years since the Replaced Policy was issued, will be applied to the Replaced Policy planned periodic premium. The commission rate paid according to this paragraph and the table below shall in no event exceed the applicable first year commission rates as set out in the First Year Commissions section of this Exhibit.

T======================= ======================================== ===================== =========================================
YRS SINCE DATE OF       % OF REPLACEMENT POLICY'S FIRST YEAR      YRS SINCE DATE OF    % OF REPLACEMENT POLICY'S
ISSUE OR UPDATE OF      COMMISSION RATE PAYABLE ON REPLACED       ISSUE OR UPDATE OF   FIRST YEAR COMMISSION RATE PAYABLE ON
REPLACED POLICY         PREMIUM*                                   REPLACED POLICY     REPLACED PREMIUM*
----------------------- ---------------------------------------- --------------------- -----------------------------------------
----------------------- ---------------------------------------- --------------------- -----------------------------------------

        0 - 3                              0**                            12                              36

          4                               20                              13                              38

          5                               22                              14                              40

          6                               24                              15                              42

          7                               26                              16                              44

          8                               28                              17                              46

          9                               30                              18                              48

        10                                32                         19 and later                         50

        11                                34

*"Replaced premium" is the amount of planned periodic premium on the replaced policy.

**A commission equal to the renewal rate of the Replacement Policy will be paid on replaced premium.
================================================================================

B. Asset Based Compensation Trails are determined according to the applicable rates set out in this Exhibit.

C. Commissions will not be paid when partial surrender amounts are used to fund premium increases or new business.

D. For special situations, defined by the Insurer, involving replacement of life policies, Insurer reserves the right to further modify commissions payable on replacements outlined above.

Commission Charge-back

A three-year commission charge-back as stated in the table below is applicable if the policy lapses, is surrendered or terminates (other than death) in the first three Policy Years. This change affects both existing Benefit VUL with the Account Benefit Rider (ABR) as well as existing Executive VUL Policies.

                           ================ =============================
                             Policy Year       Percent of First Year
                                                  Commission Paid
                           ---------------- -----------------------------
                           ---------------- -----------------------------
                                  1                     100
                           ---------------- -----------------------------
                           ---------------- -----------------------------
                                  2                      68
                           ---------------- -----------------------------
                           ---------------- -----------------------------
                                  3                      38
                           ================ =============================

                        EXHIBIT F - Compensation Schedule
                                 For Benefit VUL
     (Sold only with the assistance of Executive Benefit Services (EBS(R)))

Principal Life Insurance Company ("Principal" or "we") will pay commissions on premiums we receive on sales of Policies made pursuant to the Broker-Dealer Marketing and Service Agreement for Variable Life Contracts Agreement (the "Agreement") according to the schedule below.

We may, by written notice to the Broker-Dealer (1) change this compensation schedule; (2) discontinue the issuance of any form of Policy; and/or (3) fix or change the amount of compensation on Policies issued in exchange for previously issued Policies.

First Year Commissions

     g)   50%# of premium received up to target premium*.
     h)   3% of premium received above target premium.

         *The target premium is determined according to a rate per $1,000 of face amount and varies by age and gender of the insured. The target premium will be higher if the insured's underwriting class is less than standard. # See Special Underwriting section at the end of this Exhibit.

Target Premiums (Annual per $1,000 face amount)

========= ======= ========== ========= ======= ======== ========== ========== ======= ========= ========== ===========
Age       Male    Female     Unisex    Age     Male     Female     Unisex     Age     Male      Female     Unisex
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
   0       3.50     2.83       3.41      29     6.71      5.77       6.59       58     29.30      23.29      28.52
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
   1       3.50     2.83       3.41      30     6.85      5.89       6.73       59     31.05      24.62      30.21
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
   2       3.50     2.83       3.41      31     7.17      6.16       7.04       60     32.93      26.06      32.04
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
   3       3.50     2.83       3.41      32     7.51      6.44       7.37       61     34.94      27.60      33.99
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
   4       3.50     2.83       3.41      33     7.87      6.74       7.72       62     37.10      29.26      36.08
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
   5       3.50     2.83       3.41      34     8.26      7.06       8.10       63     39.40      31.06      38.32
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
   6       3.50     2.83       3.41      35     8.66      7.40       8.50       64     41.86      32.97      40.70
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
   7       3.50     2.83       3.41      36     9.10      7.76       8.93       65     44.48      35.02      43.25
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
   8       3.50     2.83       3.41      37     9.55      8.13       9.37       66     47.29      37.21      45.98
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
   9       3.50     2.83       3.41      38     10.03     8.53       9.84       67     50.30      39.58      48.91
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
   10      3.50     2.83       3.41      39     10.54     8.94       10.33      68     53.52      42.14      52.04
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
   11      3.65     2.91       3.55      40     11.09     9.38       10.87      69     56.98      44.93      55.41
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
   12      3.80     3.00       3.70      41     11.66     9.83       11.42      70     60.71      47.98      59.06
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
   13      3.95     3.08       3.84      42     12.26     10.32      12.01      71     64.73      51.30      62.98
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
   14      4.10     3.17       3.98      43     12.91     10.82      12.64      72     69.02      54.93      67.19
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
   15      4.25     3.25       4.12      44     13.59     11.36      13.30      73     73.62      58.86      71.70
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
   16      4.62     3.63       4.49      45     14.31     11.93      14.00      74     78.48      63.12      76.48
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
   17      4.99     4.00       4.86      46     15.08     12.53      14.75      75     83.65      67.71      81.58
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
   18      5.36     4.38       5.23      47     15.90     13.16      15.54      76     87.77      71.45      85.65
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
   19      5.73     4.75       5.60      48     16.77     13.83      16.39      77     91.89      75.20      89.72
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
   20      6.10     5.13       5.97      49     17.70     14.54      17.29      78     96.00      78.94      93.78
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
   21      6.11     5.16       5.99      50     18.68     15.30      18.24      79     100.12     82.69      97.85
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
   22      6.12     5.20       6.00      51     19.74     16.10      19.27      80     104.24     86.43      101.92
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
   23      6.13     5.23       6.01      52     20.86     16.94      20.35      81     113.32     95.74      111.03
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
   24      6.14     5.27       6.03      53     22.05     17.85      21.50      82     122.40    105.05      120.14
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
   25      6.15     5.30       6.04      54     23.32     18.80      22.73      83     131.48    114.36      129.25
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
   26      6.29     5.42       6.18      55     24.67     19.82      24.04      84     140.56    123.67      138.36
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
   27      6.43     5.54       6.31      56     26.11     20.90      25.43      85     149.64    132.98      147.47
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
--------- ------- ---------- --------- ------- -------- ---------- ---------- ------- --------- ---------- -----------
   28      6.57     5.65       6.45      57     27.65     22.05      26.92
========= ======= ========== ========= ======= ======== ========== ========== ======= ========= ========== ===========

Service Fees
         We will pay a service fee of .5% on all premium received beyond the first policy year to the agent of record as long as the Policy remains in effect and this Agreement is in effect and active.

Compensation for Renewals
         A renewal fee of 2% on all premium received beyond the first policy year is paid as long as the policy remains in effect and this Agreement remains in effect and active.

         A 2% renewal commission will be paid to your representative on any future premium increases.

Compensation on Increases
         Most underwritten increases in face will result in first year commissions for premium attributable to the face increase. We allow up to 12 months from the effective date of an underwritten face increase to pay first year commissions. Non-underwritten increases in face due to preferred MEC underwriting rules will not receive first year commissions (i.e. no new target premium is generated). We will compare the increased face amount of the policy against the highest face amount over the lifetime to determine if there is a face amount increase during the current year. If so, a new target premium is based on the face amount increase above the highest lifetime face amount which may or may not equal the requested face increase. If the new resulting face amount is less than the highest face amount over the lifetime, no new target premium is calculated. To determine first year commissions versus renewals, premiums paid are split in proportion to the target premium of each face increase

Compensation Where Benefit VUL Replaces Other Variable Life Policies Issued by Principal Life Insurance Company

A. We will pay first year commission on a new Benefit VUL Policy (the "Replacement Policy") that replaces an existing Principal Variable Life Policy (the "Replaced Policy") in an amount which is the sum of 1 and 2 below:

     3. First year commission at the rate set out in First Year Commissions of this Exhibit will be applied to Replacement Policy premiums we receive that exceed the premiums on the Replaced Policy.

     4. A percentage of the first year commission rate of the Replacement Policy (as set out in the table below) based on the number of years since the Replaced Policy was issued, will be applied to the Replaced Policy planned periodic premium. The commission rate paid according to this paragraph and the table below shall in no event exceed the applicable first year commission rates as set out in the First Year Commissions section of this Exhibit.

======================= ======================================== ===================== =========================================
YRS SINCE DATE OF       % OF REPLACEMENT POLICY'S FIRST YEAR      YRS SINCE DATE OF    % OF REPLACEMENT POLICY'S
ISSUE OR UPDATE OF      COMMISSION RATE PAYABLE ON REPLACED       ISSUE OR UPDATE OF   FIRST YEAR COMMISSION RATE PAYABLE ON
REPLACED POLICY         PREMIUM*                                   REPLACED POLICY     REPLACED PREMIUM*
----------------------- ---------------------------------------- --------------------- -----------------------------------------
----------------------- ---------------------------------------- --------------------- -----------------------------------------

        0 - 3                              0**                            12                              36

          4                               20                              13                              38

          5                               22                              14                              40

          6                               24                              15                              42

          7                               26                              16                              44

          8                               28                              17                              46

          9                               30                              18                              48

        10                                32                         19 and later                         50

        11                                34

*"Replaced premium" is the amount of planned periodic premium on the replaced policy.

**A commission equal to the renewal rate of the Replacement Policy will be paid on replaced premium.
================================================================================

D. Service fees are determined according to the applicable rates for such as set out in the exhibit.

E. Commissions will not be paid when partial surrender amounts are used to fund premium increases or new business.

F. For special situations defined by the Insurer involving replacement of life policies, the Insurer reserves the right to further modify commissions payable on replacements outlined above.

G. Special Underwriting. Commission rate is reduced to 30% if the Accounting Benefit Rider ("ABR") is used. Other arrangements may be made with different compensation amounts.

Commission Charge-back (only applicable if the Accounting Benefit Rider is present)

A five-year commission charge-back as stated in the table below is applicable if the policy lapses, is surrendered or terminates (other than death) in the first five Policy Years.

                           ================ =============================
                             Policy Year       Percent of First Year
                                                  Commission Paid
                           ---------------- -----------------------------
                           ---------------- -----------------------------
                                  1                     100
                           ---------------- -----------------------------
                           ---------------- -----------------------------
                                  2                      80
                           ---------------- -----------------------------
                           ---------------- -----------------------------
                                  3                      60
                           ---------------- -----------------------------
                           ---------------- -----------------------------
                                  4                      40
                           ---------------- -----------------------------
                           ---------------- -----------------------------
                                  5                      20
                           ================ =============================

                        EXHIBIT G - Compensation Schedule
                             For VUL Accumulator II

Principal Life Insurance Company ("Principal" or "we") will pay commissions on premiums we receive on sales of Policies made pursuant to the Broker-Dealer Marketing and Servicing Agreement for Variable Life Contracts Agreement (the "Agreement") according to the schedule below on premiums we receive.

We may, by written notice to Broker-Dealer (1) change this compensation schedule; (2) discontinue the issuance of any form of Policy; and/or (3) fix or change the amount of compensation on Policies issued in exchange for previously issued Policies.

First Year Commissions

     i) 50%* of premiums we receive up to the planned periodic premium, but not to exceed target premium**.
     j) 2.5% of premiums we receive that exceed the lesser of planned periodic premium or target premium.

              *See special provisions for Accounting Benefit Rider set out at the end of this Exhibit.
              **The target premium is determined according to a rate per $1,000 of face amount and varies by age and sex of the insured as set out in the following table.

Target Premiums (Annual per $1,000 face amount)

============ ========== ========== ========== ========= ========== ========== ========== ========= ========== ========== ==========
AGE          MALE       FEMALE     UNISEX     AGE       MALE       FEMALE     UNISEX     AGE       MALE       FEMALE     UNISEX
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
0-10         2..27      1.81       2.17       35        9.01       6.77       8.56       60        32.13      23.61      3042
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
11           2.38       1.90       2.29       36        9.66       7.28       9.18       61        33.42      24.94      31.72
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
12           2.50       1.99       2.39       37        10.31      7.78       9.80       62        34.72      27.61      33.03
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
13           2.61       2.08       2.51       38        10.96      8.29       10.43      63        36.00      276.61     34.33
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
14           2.72       2.16       2.61       39        11.61      8.79       11.04      64        37.30      28.95      35.63
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
15           2.84       2.26       2.72       40        12.26      9.30       11.67      65        38.59      30.28      36.93
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
16           3.08       2.45       2.95       41        12.91      9.81       12.28      66        38.97      30.87      37.35
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
17           3.33       2.64       3.19       42        13.56      10.31      12.91      67        39.34      31.46      37.76
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
18           3.57       2.84       3.42       43        14.21      10.82      13.53      68        39.72      32.04      38.18
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
19           3.82       3.03       3.66       44        14.86      11.32      14.15      69        40.09      32.62      38.59
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
20           4.06       3.22       3.89       45        15.51      11.82      14.77      70        40.47      33.22      39.02
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
21           4,97       3.23       3.91       46        16.53      12.33      15.68      71        41.04      33.80      39.59
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
22           4.10       3.26       3.93       47        17.53      12.84      16.60      72        41.62      34.38      40.18
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
23           4.11       3.27       3.94       48        18.55      13.36      17.51      73        42.20      34.96      40.76
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
24           4.13       3.29       3.96       49        19.56      13.87      18.43      74        42.79      35.56      41.34
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
25           4.15       3.30       3.98       50        20.58      14.38      19.34      75        43.37      36.14      41.92
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
26           4.64       3.64       4.44       51        21.60      14.89      20.26      76        45.69      38.07      44.17
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
27           5.13       3.99       4.90       52        22.61      15.40      21.16      77        48.00      40.00      46.39
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
28           5.61       4.34       5.36       53        23.63      15.91      22.09      78        50.32      41.93      48.64
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
29           6.09       4.69       5.81       54        24.64      16.42      22.99      79        52.62      43.87      50.88
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
30           6,58       5.03       6.27       55        25.66      16.93      23.91      80        54.94      45.80      53.11
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
31           7.07       5.38       6.73       56        29.54      20.94      27.82      81        57.25      47.73      55.35
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
32           7.55       5.73       7.19       57        28.25      19.60      26.52      82        59.57      49.66      57.58
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
33           8.04       6.07       7.64       58        29.54      20.94      27,82      83        61.88      51.59      59.82
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
34           8.52       6.43       8.10       59        30.84      22.28      29.12      84        64.20      53.52      62.07
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
------------ ---------- ---------- ---------- --------- ---------- ---------- ---------- --------- ---------- ---------- ----------
                                                                                         85        66.51      55.45      64.29
============ ========== ========== ========== ========= ========== ========== ========== ========= ========== ========== ==========

Asset Based Compensation ("Trail Compensation")
    We will pay Trail Compensation commencing at the end of the first quarter of Policy Year Six (6) and every quarter thereafter as long as the Policy remains in effect and this Agreement is in effect and active. The percentage of Trail Compensation we will pay is based on the accumulated value ("AV") of a Policy (as shown on the Policy's quarterly report) as shown in the following table:

================= =================================== ============================================================================
YEAR              TOTAL % AV TRAIL COMPENSATION       BREAKDOWN OF AV TRAIL COMPENSATION
----------------- ----------------------------------- ----------------------------------------------------------------------------
----------------- ----------------------------------- ----------------------------------------------------------------------------
6-10              0.25%                               o        0.15% vested to original selling agent
                                                      o        0.10% non-vested to servicing agent
----------------- ----------------------------------- ----------------------------------------------------------------------------
----------------- ----------------------------------- ----------------------------------------------------------------------------
11                0.15%                               o        0.10% vested to original selling agent
                                                      o        0.05% non-vested to servicing agent
----------------- ----------------------------------- ----------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
*One fourth of the annual Trail Compensation is multiplied by the total AV on the last day of the contract quarter starting at the end of the 1st quarter in a
Policy's sixth contract year.
==================================================================================================================================

Compensation for Renewals
         We will pay a renewal fee of 2.5% on all premiums we receive during Policy Years two (2) through five (5) as long as the Policy remains in effect and this Agreement is in effect and active.

Compensation on Increases

         "Increase" is a face amount increase of a Policy; to determine the amount of an Increase, if any, we compare the increased face amount of a Policy against the highest policy face amount of that policy during the immediately preceding three year period. We will pay a 50%* commission on premiums we receive that are attributable to the Increase and that we receive during the 12 months following the Increase, up to the planned periodic premium for the Increase amount, but not to exceed the target premium of the Increase amount.

         *See special provisions for Accounting Benefit Rider set out at the end of this Exhibit.

Compensation Where VUL Accumulator Replaces Other Variable Life Policies Issued by Principal Life Insurance Company

A.   First  year  commission:  We will pay first  year  commission  on a new VUL
     Accumulator Policy (the "Replacement Policy") that replaces an existing Principal Variable Life Policy (the "Replaced Policy") in an amount which is the sum of 1,2, 3 and 4, below:

     5. First year commission at the rate set out in First Year Commissions of this Exhibit will be applied to Replacement Policy premiums we receive that exceed the premiums on the Replaced Policy, not to exceed the lesser of the planned periodic premium or the target premium for the Replacement Policy.

     6. A percentage of the first year commission rate of the Replacement Policy (as set out in the table below) based on the number of years since the Replaced Policy was issued or updated*) will be applied to the Replaced Policy planned periodic premium, not to exceed target premium of the Replaced Policy. The commission rate paid according to this paragraph and the table below shall in no event exceed the applicable first year commission rates as set out in the First Year Commissions section of this Exhibit.



          * "updated" means any increase or decrease of face amount of any Policy.

======================== ======================================= ===================== =========================================
YRS SINCE DATE OF        % OF REPLACEMENT POLICY'S FIRST YEAR     YRS SINCE DATE OF    % OF REPLACEMENT POLICY'S
ISSUE OR UPDATE OF       COMMISSION RATE PAYABLE ON REPLACED      ISSUE OR UPDATE OF   FIRST YEAR COMMISSION RATE PAYABLE ON
REPLACED POLICY          PREMIUM*                                  REPLACED POLICY     REPLACED PREMIUM*
------------------------ --------------------------------------- --------------------- -----------------------------------------
------------------------ --------------------------------------- --------------------- -----------------------------------------

    0 -  3                                 0**                            12                              36

          4                                20                             13                              38

          5                                22                             14                              40

          6                                24                             15                              42

          7                                26                             16                              44

          8                                28                             17                              46

          9                                30                             18                              48

        10                                 32                        19 and later                         50

        11                                 34

*"Replaced premium" the amount of premium on which a first year commission has previously been paid.

**A commission equal to the renewal rate of the Replacement Policy will be paid on replaced premium.
================================================================================

     3. Commissions on cash values conserved and transferred from the Replaced Policy into the Replacement Policy will be paid as follows:

          o    2.5%  of  cash  value  transferred  from a  non-updated  Replaced
               Policy.
          o 2.5% on cash value transferred from an updated Replaced Policy or current yield policy.

          These commissions will be paid only on cash values deposited as unscheduled premiums except where a policy loan is carried over from the Replaced Policy to the Replacement Policy. Where a policy loan is carried over to a Replacement Policy, we will not pay a commission on any unscheduled premium deposit created for the purpose of carrying over the loan.

     4. An additional 5% commission will be paid on the amount of replaced premium if the total premium on the Replacement Policy is at least 25% greater than the premium of the Replaced Policy.

H. Asset Based Compensation Trails are determined according to the applicable rates set out in this Exhibit.

I. Commissions will not be paid when partial surrender amounts are used to fund premium increases or new business.

J. For special situations, defined by the Insurer, involving replacement of life policies, Insurer reserves the right to further modify commissions payable on replacements outlined above.

E. Accounting Benefit Rider. Commission rate is reduced to 30% of target premium if Accounting Benefit Rider ("ABR") is used.